SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): November 11, 2004

Delta Apparel, Inc.

(Exact name of registrant as specified in its charter)

Georgia

(State or Other Jurisdiction of Incorporation)

1-15583	58-2508794

(Commission File Number)	(IRS Employer Identification No.)

2750 Premiere Parkway, Suite 100, Duluth, Georgia	30097

(Address of principal executive offices)	(Zip Code)

(678) 775-6900

(Registrant’s Telephone Number Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-2.2.1 FIRST AMENDMENT TO STOCK PURCHASE AGRMT

Item 1.01 Entry into a Material Definitive Agreement

     On November 11, 2004, Delta Apparel, Inc. (“Delta”) entered into the First Amendment to Amended and Restated Stock Purchase Agreement and Agreement regarding Earnout Amounts for Bonus Year 2004 and Indemnification Claim (the “First Amendment”) with M. J. Soffe Co. (“Soffe”), and James F. Soffe, John D. Soffe, and Anthony M. Cimaglia (collectively, the “Shareholders”). Pursuant to the Amended and Restated Stock Purchase Agreement dated October 3, 2003 among Delta, MJS Acquisition Company, Soffe, and the Shareholders (the “Stock Purchase Agreement”), Delta (through a wholly-owned subsidiary of Delta) purchased all of the outstanding shares of capital stock of Soffe from the Shareholders. Each of the Shareholders is employed by Soffe. James F. Soffe is the Chief Executive Officer of Soffe, John D. Soffe is the Vice President Textile & Apparel of Soffe, and Anthony M. Cimaglia is the Vice President Operations of Soffe.

     Pursuant to the First Amendment, the parties agreed to amend the definition of EBITDA contained in the Stock Purchase Agreement and to make an adjustment to the EBITDA amount for the period beginning on September 28, 2003 and ending on October 2, 2004 (“Bonus Year 2004”) for purposes of calculating the earnout amounts owed by Delta to the Shareholders under the Stock Purchase Agreement. In addition, pursuant to the First Amendment, the Shareholders acknowledged that Delta is entitled to assert a claim for indemnification under the Stock Purchase Agreement in the amount of $1,541,090 relating to an understatement of accrued liabilities reflected on a statement provided by the Shareholders to Delta at the closing of the transactions contemplated by the Stock Purchase Agreement. Pursuant to the First Amendment, the Shareholders agreed that Delta will deduct the amount of $1,541,090 from the payment of earnout amounts due to the Shareholders with respect to Bonus Year 2004.

Item 9.01 Financial Statements and Exhibits

(c)     The following exhibits are included with this Report:

2.2.1	First Amendment to Amended and Restated Stock Purchase Agreement and Agreement regarding Earnout Amounts for Bonus Year 2004 and Indemnification Claim among Delta Apparel, Inc., M. J. Soffe Co., and James F. Soffe, John D. Soffe, and Anthony M. Cimaglia dated November 11, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA APPAREL, INC.
Date: November 11, 2004	/s/ Herbert M. Mueller
Herbert M. Mueller
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.2.1	First Amendment to Amended and Restated Stock Purchase Agreement and Agreement regarding Earnout Amounts for Bonus Year 2004 and Indemnification Claim among Delta Apparel, Inc., M. J. Soffe Co., and James F. Soffe, John D. Soffe, and Anthony M. Cimaglia dated November 11, 2004.